EXHIBIT 99.1

         CELLULAR TECHNICAL SERVICES REPORTS 2003 SECOND-QUARTER RESULTS

Seattle, August 13, 2003 - Cellular Technical Services Company, Inc. (OTC
Symbol: CTSC.OB) ("CTS"), today reported its second quarter financial results for 2003.

---------------------------- ---------------------- --------------------- -------------------- ------------------
(IN 000'S EXCEPT PER SHARE    THREE MONTHS ENDED     THREE MONTHS ENDED    SIX MONTHS ENDED    SIX MONTHS ENDED
         AMOUNTS)                JUNE 30,2003           JUNE 30,2002         JUNE 30, 2003       JUNE 30, 2002
---------------------------- ---------------------- --------------------- -------------------- ------------------
Revenue                               $13                 $3,331                  $171               $5,689
---------------------------- ---------------------- --------------------- -------------------- ------------------
Net Loss                            ($ 305)               ($ 998)               ($ 680)            ($ 1,981)
---------------------------- ---------------------- --------------------- -------------------- ------------------
Net Loss Per Share (basic           ($0.13)               ($0.44)               ($0.30)             ($0.86)
and diluted)
---------------------------- ---------------------- --------------------- -------------------- ------------------

Revenue decreased to $171,000 in the first half of 2003 from $5.7 million in the first half of 2002. CTS reported a quarterly net loss of $305,000 compared to $998,000 in the second quarter of 2002. The $0.7 million reduction in the net loss for the second quarter of 2003 is primarily due to across-the-board operating expense reductions resulting from the cessation of expenses related to prior Neumobility R&D efforts and ISIS phonecard operations, both of which were closed in late 2002.

Steve Katz, CTS Chairman and CEO noted, "At June 30, 2003 we had $2.7 million in working capital and no debt. We are continuing to evaluate business alternatives including several investment opportunities. Today we have one full-time employee remaining. For the remaining six months of 2003, we forecast incurring a total of approximately $0.5 million in expenses including remaining non-cancelable office leases, depreciation, compensation, costs of maintaining the business as a public entity and insurance. We anticipate that approximately one-third of the remaining expenses will be non-cash expenses (prepaid prior to Q3 or depreciation) and also anticipate approximately $0.2 million in cash receipts on our outstanding note from GTS Prepaid."

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results for CTS or its affiliates to differ materially from those expressed or implied in the applicable statements. These risks and uncertainties include but are not limited to: CTS' ability to acquire or develop future business operations; the uncertainty of its ability to gain acceptance of any new products or services, if such are acquired or developed; the competition for business opportunities and the ability of competitors who are larger or better financed than CTS to acquire such opportunities in lieu of CTS; vulnerability to specific factors such as technological obsolescence, limited customer base and manufacturing difficulties, all of which may be dependent upon the nature of any specific acquisition or development by CTS; dependence on key personnel; the availability of financing; and other risks described in CTS' filings with the Securities and Exchange Commission.

                                     -### -

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    -----------------------------------------

                    SELECTED CONSOLIDATED BALANCE SHEET DATA
                    ----------------------------------------

                                          (in 000's)
        ----------------------------- ------------------- ---------------------
                                         June 30, 2003      December 31, 2002
        ----------------------------- ------------------- ---------------------
        Cash                                      $2,498                $3,315
        ----------------------------- ------------------- ---------------------
        Accounts Receivable, net                       5                   525
        ----------------------------- ------------------- ---------------------
        Due from GTS Prepaid, Inc.                   278                    --
        ----------------------------- ------------------- ---------------------
        Inventories, net                              --                    95
        ----------------------------- ------------------- ---------------------
        Total Assets                               2,974                 4,144
        ----------------------------- ------------------- ---------------------
        Working Capital                            2,676                 3,252
        ----------------------------- ------------------- ---------------------
        Stockholders' Equity                       2,742                 3,403
        ----------------------------- ------------------- ---------------------

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    -----------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 -----------------------------------------------
                      (in 000's, except per share amounts)
                                   (unaudited)

                                                                       THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                             JUNE 30,                       JUNE 30,
                                                                             --------                       --------
                                                                    2003            2002            2003            2002
                                                                    ----            ----            ----            ----

REVENUES
  Phonecards                                                   $           13  $        3,331  $          171  $        5,689

COSTS AND EXPENSES
  Cost of phonecards                                                       14           3,346             217           5,617
  Sales and marketing                                                      --             246              28             537
  General and administrative                                              330             343             661             650
  Research and development                                                 --             411              --             815
                                                               --------------- --------------- --------------- ----------------

Total Costs and Expenses                                                 344           4,346             906           7,619
                                                               --------------- --------------- --------------- ----------------

LOSS FROM OPERATIONS                                                    (331)         (1,015)           (735)         (1,930)

OTHER INCOME, net                                                           3               2              19               5

INTEREST INCOME, net                                                       23              22              36              51
                                                               --------------- --------------- --------------- ----------------

LOSS BEFORE INCOME TAXES                                       $         (305)           (991)           (680) $       (1,874)

PROVISION FOR INCOME TAXES                                                 --               7              --               7
                                                               --------------- --------------- --------------- ----------------

LOSS BEFORE THE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE               (305)           (998)           (680)         (1,881)
                                                               --------------- --------------- --------------- ----------------
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                      --              --              --            (100)
                                                               --------------- --------------- --------------- ----------------

NET LOSS                                                       $         (305)           (998)           (680) $       (1,981)
                                                               =============== =============== =============== ================

BASIC AND DILUTED SHARE DATA:

Basic:

  Loss before the effect of a change in accounting principle   $        (0.13) $        (0.44) $        (0.30) $        (0.82)

  Cumulative effect of a change in accounting principle                    --              --              --           (0.04)
                                                               --------------- --------------- --------------- ----------------

  Loss per share                                               $        (0.13) $        (0.44) $        (0.30) $        (0.86)
                                                               =============== =============== =============== ================

Diluted:

  Loss before the effect of a change in accounting principle   $        (0.13) $        (0.44) $        (0.30) $        (0.82)

  Cumulative effect of a change in accounting principle                    --              --              --           (0.04)
                                                               --------------- --------------- --------------- ----------------
  Loss per share                                               $        (0.13) $        (0.44) $        (0.30) $        (0.86)
                                                               =============== =============== =============== ================

WEIGHTED AVERAGE SHARES OUTSTANDING:

     Basic                                                              2,292           2,292           2,292           2,292

     Diluted                                                            2,298           2,292           2,296           2,292
